                                                                     Exhbit 3.14


                           ARTICLES OF INCORPORATION
                                       OF
                           LIBERMAN BROADCASTING, INC.

                                      Name

                      One: The name of the corporation is:

                           Liberman Broadcasting, Inc.

                                     Purpose

          Two: The purpose of the corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

                               Agent for Service

          Three: The name and address of the corporation's initial agent for service of process is:

                                  Jose Liberman
                              12547 Huston Street
                           North Hollywood, CA 91607

                               Authorized Shares

          Four: The total number of shares of Common Stock which the corporation is authorized to issue is one thousand (1,000).

                                                  /s/ Linda M. Oprian
                                                 -------------------------------
                                                        Linda M. Oprian

          The undersigned declares that the undersigned has executed these Articles of Incorporation and that this instrument is the act and deed of the undersigned.


                                                  /s/ Linda M. Oprian
                                                 -------------------------------
                                                        Linda M. Oprian

                            CERTIFICATE OF AMENDMENT
                          OF ARTICLES OF INCORPORATION
                                       OF
                          LIBERMAN BROADCASTING, INC.,
                            a California corporation

          The undersigned, Jose Liberman and Lenard D. Libennan, certify:

     1. They are the President and Secretary, respectively, of Liberman Broadcasting, Inc., a California corporation (the "Corporation").

     2. The Articles of Incorporation of the Corporation are amended to add the following Article V, which reads in its entirety as follows:

               "Five: The corporation is a close corporation. All of the issued shares of capital stock of all classes of the corporation shall be held of record by not more than thirty-five (35) persons."

     4. The foregoing amendment of the Articles of Incorporation has been duly approved by the Board of Directors of the Corporation.

     5. The foregoing amendment of the Articles of Incorporation has been duly approved by the required vote of Shareholders in accordance with Section 902 of the General Corporation Law of the State of California. The total number of outstanding shares of the Corporation is 50. The number of shares voting in favor of the amendment was 100% and egualled or exceeded the vote required. The percentage vote required was more than 50%.

          The undersigned further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of their own knowledge.

Dated: March 20, 1990


                                                  /s/ Jose Liberman
                                                  -----------------------------
                                                  Jose Liberman, President


                                                  /s/ Lenard D. Liberman
                                                  -----------------------------
                                                  Lenard D. Liberman, Secretary

                            CERTIFICATE OF AMENDMENT
                                       OF
                            ARTICLES OF INCORPORATION
                                       OF
                          LIBERMAN BROADCASTING, INC.,
                            a California corporation

          Jose Liberman and Lenard Liberman certify that:

          1. They are the duly elected and acting President and Secretary, respectively, of Liberman Broadcasting, Inc., a California corporation.

          2. The Articles of Incorporation of the corporation are amended to add the following Article VI, which reads in its entirety as follows:

             "Six: The voting power and management of the corporation shall be subject to a Voting Agreement and Irrevocable Proxy (the "Agreement"), dated as of February 15, 1995, by and among Jose Liberman, Lenard Liberman and Alta Subordinated Debt Partners III, L.P., a Massachusetts limited partnership, a copy of which is on file with the Secretary of the corporation."

          3. The Articles of Incorporation of the corporation are amended to add the following Article VII, which reads in its entirety as follows:

             "Seven: The management of the business and conduct of the affairs of the corporation shall be subject to the provisions of the Agreement, including the requirement that the corporation voluntarily wind up and dissolve upon the occurrence of a Mandatory Sale Event (as defined in the Agreement)."

          4. The foregoing amendment has been approved by the Board of Directors of the corporation.

          5. The foregoing amendment was approved by the required vote of the shareholders of the corporation in accordance with Section 902 of the California General Corporation Law. The total number of outstanding shares of the corporation is 50. The number of shares voting in favor of the amendment equaled 100% of the outstanding shares.

          IN WITNESS WHEREOF, the undersigned have executed this Certificate on February 15, 1995.

                                                 /s/  Jose Liberman
                                                 -------------------------------
                                                 Jose Liberman, President


                                                 /s/ Lenard Liberman
                                                 -------------------------------

                                                 Lenard Liberman, Secretary

          The undersigned, Jose Liberman and Lenard Liberman, the President and Secretary, respectively, of Liberman Broadcasting, Inc., a California corporation, each declares under penalty of perjury that the matters set out in the foregoing Certificate of Amendment are true of their own knowledge.

          Executed at Los Angeles, California on February 15, 1995.



                                                 /s/  Jose Liberman
                                                 -------------------------------
                                                 Jose Liberman, President


                                                 /s/ Lenard Liberman
                                                 -------------------------------
                                                 Lenard Liberman, Secretary

                       ACTION BY UNANIMOUS WRITTEN CONSENT
                                       OF
                                    DIRECTORS
                                       OF
                          LIBERMAN BROADCASTING, INC.,
                            a California corporation

          The undersigned, constituting all of the directors of Liberman Broadcasting, Inc., a California corporation (this "Corporation"), acting pursuant to the authority of Section 307(b) of the California General Corporation Law, hereby adopt the following recitals and resolutions, effective as of February 15, 1995:

ELECTION OF NEW DIRECTOR

          WHEREAS, the shareholders of this Corporation recently amended the Bylaws of this Corporation to increase the current number of directors of this Corporation from two to three and one vacancy currently exists on the Board of Directors; and

          WHEREAS, it has been proposed that a designee of Burr, Egan, Deleage & Co. be elected as a director of this Corporation to fill the vacancy created to serve until the next annual meeting of shareholders and until his successor has been duly elected and qualified;

          NOW, THEREFORE, BE IT RESOLVED, that upon receipt of written notice from Burr, Egan, Deleage & Co. identifying its designee and immediately following such designee's qualification with, or approval by, the Federal Communications Commission, such designee shall be elected as a director of this Corporation to serve until the next annual meeting of shareholders and until his successor is duly elected and qualified.

AMENDMENT TO ARTICLES OF INCORPORATION

          WHEREAS, it is deemed to be desirable and in the best interests of this Corporation and its shareholders that the Articles of Incorporation of this Corporation be amended as set forth below; and

          WHEREAS, the shareholders of this Corporation are required to approve the proposed amendment to the Articles of Incorporation;

          NOW, THEREFORE, BE IT RESOLVED, that subject to approval by this Corporation's shareholders, the following amendment of the Articles of Incorporation of this Corporation is hereby adopted and approved:

          The Articles of Incorporation of this Corporation are amended to add the following Article VI, which reads in its entirety as follows:

               "Six: The voting power and management of the corporation shall be subject to a Voting Agreement and Irrevocable Proxy (the "Agreement"), dated as of February 15, 1995, by and among Jose Liberman, Lenard D. Liberman and Alta Subordinated Debt Partners III, L.P., a Massachusetts limited partnership, a copy of which is on file with the Secretary of the corporation."

          The Articles of Incorporation of this Corporation are amended to add the following Article VII, which reads in its entirety as follows:

               "Seven: The management of the business and conduct of the affairs of the corporation shall be subject to the provisions of the Agreement, including the requirement that the corporation voluntarily wind up and dissolve upon the occurrence of a Mandatory Sale Event (as defined in the Agreement)."

          RESOLVED FURTHER, that the foregoing amendment to the Articles of Incorporation of this Corporation shall be submitted to the shareholders of this Corporation for such shareholders' consideration.

          RESOLVED FURTHER, that subject to the approval of the foregoing amendment by the shareholders of this Corporation, the officers of this Corporation be, and each of them hereby is, authorized in the name and on behalf of this Corporation to prepare or cause to be prepared and to execute, verify and file or cause to be filed with the California Secretary of State, a Certificate of Amendment of the Articles of Incorporation of this Corporation relating to the foregoing amendment.

          RESOLVED FURTHER, that each of the officers of this Corporation is authorized to take such further actions and to execute and deliver such further documents as shall be necessary to effect the foregoing amendment, the necessity thereof to be conclusively evidenced by the taking of such further actions or the execution and delivery of such further documents.


                                                 /s/ Jose Liberman
                                                 -------------------------------
                                                 Jose Liberman


                                                 /s/ Lenard D. Liberman
                                                 -------------------------------
                                                 Lenard D. Liberman

                     ACTION BY UNANIMOUS WRITTEN CONSENT OF
                               THE SHAREHOLDERS OF
                          LIBERMAN BROADCASTING, INC.,
                            a California corporation

          The undersigned, being the shareholders of Liberman Broadcasting, Inc., a California corporation (this "Corporation"), acting pursuant to the authority of Section 603 of the California General Corporation Law, hereby adopt the following recitals and resolution, effective as of February 15, 1995:

AMENDMENT TO ARTICLES OF INCORPORATION

          WHEREAS, it is deemed to be desirable and in the best interests of this Corporation that the Articles of Incorporation of this Corporation be amended as set forth below; and

          WHEREAS, the Board of Directors of this Corporation has adopted and approved the proposed amendment subject to approval by the undersigned shareholders of this Corporation;

          NOW, THEREFORE, BE IT RESOLVED, that the following amendment of the Articles of Incorporation of this Corporation is hereby adopted and approved:

          The Articles of Incorporation of this Corporation are amended to add the following Article VI, which reads in its entirety as follows:

               "Six: The voting power and management of the corporation shall be subject to a Voting Agreement and Irrevocable Proxy (the "Agreement"), dated as of February 15, 1995, by and among Jose Liberman, Lenard Liberman and Alta Subordinated Debt Partners III, L.P., a Massachusetts limited partnership, a copy of which is on file with the Secretary of the corporation."

          The Articles of Incorporation of this Corporation are amended to add the following Article VII, which reads in its entirety as follows:

               "Seven: The management of the business and conduct of the affairs of the corporation shall be subject to the provisions of the Agreement, including the requirement that the corporation voluntarily wind up and dissolve upon the occurrence of a Mandatory Sale Event (as defined in the Agreement)."

AMENDMENT TO BYLAWS

          WHEREAS, it is deemed to be desirable and in the best interest of this Corporation to amend the Bylaws of this Corporation to increase the current number of directors of this Corporation from two to three;

          NOW, THEREFORE, BE IT RESOLVED, that Section 2 of Article III of the Bylaws is amended to read in full as follows:

          "Section 2. NUMBER OF DIRECTORS. The authorized number of directors shall be three until changed by amendment to the Articles of Incorporation or by a Bylaw duly adopted by the shareholders."

                                                 /s/  Jose Liberman
                                                 -------------------------------
                                                 Jose Liberman


                                                 /s/ Lenard Liberman
                                                 -------------------------------
                                                 Lenard Liberman

                            CERTIFICATE OF SECRETARY
                                       OF
                          LIBERMAN BROADCASTING, INC.,
                            a California corporation

          I, Lenard D. Liberman, Secretary of Liberman Broadcasting, Inc., a California corporation (this "Corporation"), hereby certify that attached hereto as Exhibit A is a true, correct and complete copy of the amendment to Article III, Section 2 of the Bylaws of this Corporation as duly adopted by Action by Unanimous Written Consent of the Shareholders of this Corporation on February 15, 1995.

          IN WITNESS WHEREOF, the undersigned has executed this Certificate as of February 15, 1995.

                                                 /s/ Lenard D. Liberman
                                                 -------------------------------
                                                 Lenard D. Liberman
                                                 Secretary

                                    EXHIBIT A

                     Amendment to Article III, Section 2 of
                    the Bylaws of Liberman Broadcasting, Inc.
                            a California corporation

          Section 2. NUMBER OF DIRECTORS. The authorized number of directors shall be three until changed by amendment to the Articles of Incorporation or by a Bylaw duly adopted by the shareholders.

                            CERTIFICATE OF AMENDMENT
                                       OF
                            ARTICLES OF INCORPORATION
                                       OF
                          LIBERMAN BROADCASTING, INC.,
                            a California corporation

          Jose Liberman and Lenard D. Liberman certify that:

          1. They are the duly elected and acting President and Secretary, respectively, of Liberman Broadcasting, Inc., a California corporation.

          2. The Articles of Incorporation of the corporation are amended to add the following Article VIII, which reads in its entirety as follows:

          "Eight: The liability of directors of the corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

          The corporation is authorized to provide indemnification of agents (as defined in Section 317 of the California Corporations Code) for breach of duty to the corporation and its shareholders through bylaw provisions, agreements with agents, vote of shareholders or disinterested directors, or otherwise, in excess of the indemnification otherwise permitted by Section 317 of the California Corporations Code, subject only to the applicable limits set forth in
Section 204 of the California Corporations Code."

          3. The foregoing amendment has been approved by the Board of Directors of the corporation.

          4. The foregoing amendment was approved by the required vote of the shareholders of the corporation in accordance with Section 902 of the California General Corporation Law. The total number of outstanding shares of this Corporation is 50. The number of shares voting in favor of the amendment equaled 100% of the outstanding shares.

          We further declare under penalty of perjury under the laws of the State of California that the matters set out in this Certificate of Amendment are true and correct of our own knowledge.

          IN WITNESS WHEREOF, the undersigned have executed this Certificate on January 31, 2002.

                                    /s/ Jose Liberman
                                    -----------------------------
                                    Jose Liberman, President


                                    /s/ Lenard D. Liberman
                                    -----------------------------
                                    Lenard D. Liberman, Secretary

                       ACTION BY UNANIMOUS WRITTEN CONSENT
                                       OF
                                    DIRECTORS
                                       OF
                          LIBERMAN BROADCASTING, INC.,
                            a California corporation

          The undersigned, constituting all of the directors of Liberman Broadcasting, Inc., a California corporation (this "Corporation"), acting pursuant to the authority of Section 307(b) of the California General Corporation Law, hereby adopt the following recitals and resolutions, effective as of January 31, 2002:

AMENDMENT TO ARTICLES OF INCORPORATION

          WHEREAS, it is deemed to be desirable and in the best interests of this Corporation and its sole shareholder that the Articles of Incorporation of this Corporation be amended as set forth below; and

          WHEREAS, the sole shareholder of this Corporation is required to approve the proposed amendment to the Articles of Incorporation;

          NOW, THEREFORE, BE IT RESOLVED, that subject to approval by this Corporation's sole shareholder, the following amendment of the Articles of Incorporation of this Corporation is hereby adopted and approved:

          The Articles of Incorporation of this Corporation shall be amended to add the following Article VIII, which reads in its entirety as follows:

          "Eight: The liability of directors of the corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

          The corporation is authorized to provide indemnification of agents (as defined in Section 317 of the California Corporations Code) for breach of duty to the corporation and its shareholders through bylaw provisions, agreements with agents, vote of shareholders or disinterested directors, or otherwise, in excess of the indemnification otherwise permitted by Section 317 of the California

Corporations Code, subject only to the applicable limits set forth in Section 204 of the California Corporations Code."

          RESOLVED FURTHER, that the foregoing amendment to the Articles of Incorporation of this Corporation shall be submitted to the sole shareholder of this Corporation for such shareholder's consideration.

          RESOLVED FURTHER, that subject to the approval of the foregoing amendment by the sole shareholder of this Corporation, the officers of this Corporation be, and each of them hereby is, authorized in the name and on behalf of this Corporation to prepare or cause to be prepared and to execute, verify and file or cause to be filed with the California Secretary of State, a Certificate of Amendment of the Articles of Incorporation of this Corporation relating to the foregoing amendment.

          RESOLVED FURTHER, that each of the officers of this Corporation is authorized to take such further actions and to execute and deliver such further documents as shall be necessary to effect the foregoing amendment, the necessity thereof to be conclusively evidenced by the taking of such further actions or the execution and delivery of such further documents.

AMENDED AND RESTATED BYLAWS

          WHEREAS, this Board of Directors deems it to be in the best interests of this Corporation to amend and restate the Bylaws of this Corporation in their entirety as set forth on Exhibit A attached hereto and incorporated herein by this reference (the "Amended and Restated Bylaws");

          NOW, THEREFORE, BE IT RESOLVED, that the Bylaws of this Corporation be, and hereby are, amended and restated in their entirety to read in full as set forth on Exhibit A attached hereto and incorporated herein by this reference.

          RESOLVED FURTHER, that the Secretary of this Corporation is authorized and directed to execute a certificate of the adoption of said Amended and Restated Bylaws and to enter said amendment as so certified in the minute book of this Corporation.

                  [Remainder of Page Intentionally Left Blank]

          IN WITNESS WHEREOF, the undersigned have executed this Action by Unanimous Written Consent of Directors as of the above date, thereby agreeing that the foregoing recitals and resolutions shall be of the same force and effect as if regularly adopted at a meeting of the Board of Directors of this Corporation held upon due notice.

          This Action by Unanimous Written Consent of the Board of Directors of this Corporation may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute but one and the same Action by Unanimous Written Consent.


                                        /s/ Jose Liberman
                                    -----------------------------
                                    JOSE LIBERMAN


                                        /s/ Lenard D. Liberman
                                    -----------------------------
                                    LENARD D. LIBERMAN

                            ACTION BY WRITTEN CONSENT
                                       OF
                              THE SOLE SHAREHOLDER
                                       OF
                          LIBERMAN BROADCASTING, INC.,
                            a California corporation

          The undersigned, being the sole shareholder of Liberman Broadcasting, Inc., a California corporation (this "Corporation"), acting pursuant to the authority of Section 603 of the California General Corporation Law, hereby adopts the following recitals and resolution, effective as of January 31, 2002:

AMENDMENT TO ARTICLES OF INCORPORATION

          WHEREAS, it is deemed to be desirable and in the best interests of this Corporation that the Articles of Incorporation of this Corporation be amended as set forth below; and

          WHEREAS, the Board of Directors of this Corporation has adopted and approved the proposed amendment subject to approval by the sole shareholder of this Corporation;

          NOW, THEREFORE, BE IT RESOLVED, that the following amendment of the Articles of Incorporation of this Corporation is hereby adopted and approved:

          The Articles of Incorporation of this Corporation shall be amended to add the following Article VIII, which reads in its entirety as follows:

          "Eight: The liability of directors of the corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

          The corporation is authorized to provide indemnification of agents (as defined in Section 317 of the California Corporations Code) for breach of duty to the corporation and its shareholders through bylaw provisions, agreements with agents, vote of shareholders or disinterested directors, or otherwise, in excess of the indemnification otherwise permitted by Section 317 of the California Corporations Code, subject only to the applicable limits set forth in
Section 204 of the California Corporations Code."

AMENDED AND RESTATED BYLAWS

          WHEREAS, the sole shareholder of this Corporation deems it to be in the best interests of this Corporation to amend and restate the Bylaws of this Corporation in their entirety as set forth on Exhibit A attached hereto and incorporated herein by this reference (the "Amended and Restated Bylaws");

          NOW, THEREFORE, BE IT RESOLVED, that the Amended and Restated Bylaws of this Corporation be, and hereby are, approved.

                  [Remainder of Page Intentionally Left Blank]

          IN WITNESS WHEREOF, the undersigned has executed this Action by Written Consent of the Sole Shareholder as of the above date, thereby agreeing that the foregoing recitals and resolutions shall be of the same force and effect as if regularly adopted at a meeting of the Shareholders of this Corporation held upon due notice.

                                 LBI HOLDINGS II, INC.,
                                 a California corporation
                                 50 Shares Common Stock

                                 By:     /s/ Lenard D. Liberman
                                         -------------------------------------
                                         Lenard D. Liberman
                                         Executive Vice President and Secretary